UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 12, 2006

Lifeline Therapeutics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000-30489	84-1097796
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6400 S. Fiddler's Green Circle, Suite 1970, Englewood, Colorado		80111
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	720-488-1711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On June 12, 2006, Lifeline Therapeutics, Inc. issued a press release entitled "Lifeline Therapeutics, Inc. to Exhibit at GNC Franchise Convention". The press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

Press release dated June 12, 2006, entitled "Lifeline Therapeutics, Inc. to Exhibit at GNC Franchise Convention".

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifeline Therapeutics, Inc.

June 12, 2006	By:	Gerald J. Houston

Name: Gerald J. Houston
Title: CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated June 12, 2006, entitled "Lifeline Therapeutics, Inc. to Exhibit at GNC Franchise Convention".